UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2023

Gelesis Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39362	84-4730610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Boylston Street Suite 6102
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617)456-4718

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

On October 30, 2023, after considering all strategic alternatives, Gelesis Holdings, Inc. (the "Company"), together with its U. S. subsidiaries, Gelesis, Inc., and Gelesis, LLC, ceased operations and filed a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware Case No. 23-11787 (the “Bankruptcy Filing”). A Chapter 7 trustee will be appointed by the Bankruptcy Court and will assume control over the assets and liabilities of the Company, effectively eliminating the authority and powers of the Board of Directors of the Company and its executive officers to act on behalf of the Company. The assets of the Company will be liquidated and claims paid in accordance with the Bankruptcy Code.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Concurrent with the Bankruptcy Filing, on October 30, 2023, Yishai Zohar, President, Chief Executive Officer, Interim Principal Financial Officer and Principal Accounting Officer, Treasurer, Chief Compliance Officer and Corporate Secretary, and David Pass, Chief Operating Officer and Chief Commercial Officer, tendered their resignations, effective October 30, 2023. As of October 30, 2023, the Company has no officers, consultants or employees.

Concurrent with the Bankruptcy Filing, on October 30, 2023, directors Paul Fonteyne (Chair), Alison Bauerlein, Kathryn Cavanaugh, Clayton Christopher, Jane Wildman and Yishai Zohar resigned as members of the Company's Board of Directors. The Company has no current members of the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gelesis Holdings, Inc.

Date:	October 30, 2023	By:	/s/ Yishai Zohar
Yishai Zohar Chief Executive Officer